                                                                    Exhibit 99.1

                                                                FINAL TRANSCRIPT
THOMSON STREETEVENTS

CONFERENCE CALL TRANSCRIPT

WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL

EVENT DATE/TIME: FEB. 01. 2006 / 1:30PM PT


--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                           Contact Us 1
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL

CORPORATE PARTICIPANTS

 JEFF LUNSFORD
 WebSideStory, Inc. - Chairman and CEO

 JIM MACINTYRE
 Visual Sciences, LLC - Co-Founder and Chairman and CEO


CONFERENCE CALL PARTICIPANTS

 SAFA RASHTCHY
 Piper Jaffrey - Analyst

 DAVID HILAL
 Friedman, Billings, Ramsey Group - Analyst

 MARK MONANE
 Needham & Company - Analyst

 BRAD WHITT
 RBC Capital Markets - Analyst

 PETER SLATER
 Peninsula Capital - Analyst

 TROY MASTIN
 William Blair & Company - Analyst

 SEAN JACKSON
 Avondale Partners - Analyst

 JOHN TORREY
 Montgomery & Company - Analyst

 WENDELL LAIDLEY
 RS Investments - Analyst

 JEFF OSHER
 JMP Asset Management - Analyst

 RICHARD BALDRY
 First Albany Capital - Analyst

 KYLE EVANS
 Stephens Inc. - Analyst

 CONRAD VON DIENHOF
 Baron Capital - Analyst


 PRESENTATION

--------------------------------------------------------------------------------
OPERATOR

Good evening ladies and gentlemen, and thank you for your patience and welcome to WebSideStory, Q4, 2005 and Year End Earnings Conference Call. My name is Dylan. I will be your conference coordinator for today.

[OPERATOR INSTRUCTIONS]

I would now like to turn the conference to your host for today's presentation, Mr. Jeff Lunsford, Chairman and Chief Executive Officer. Please proceed sir.

--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                           Contact Us 2
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL

JEFF LUNSFORD - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

Thank you and good afternoon. I also have on the line with me, Jim MacIntyre, who is the Co-Founder and Chairman and CEO of Visual Sciences, LLC. Welcome to WebSideStory 4th quarter and full year, '05 earnings conference call. Following the live call, an audio archive of this call will be available on our Investor Relations section of our website at www.websidestory.com.

Today's call contains forward-looking statements that are not a description of historical fact. For example, statements about future results of operation, growth opportunities, anticipated synergies of WebSideStory's and Atomz business, and about the projected future financial performance of Atomz, WebSideStory and Visual Sciences businesses, are also forward-looking statements.

You should not regard any forward-looking statements as a representation by WebSideStory that any of its plans will be achieved. Actual results may differ materially from those set forth in this release, due to the risks and uncertainties inherent in WebSideStory's business. Such risks include, without limitation: WebSideStory's limited experience in an emerging market with unproven business and technology models; the risk of incurring higher than expected costs associated with integrating the operations of Atomz and Visual Sciences with those of WebSideStory; WebSideStory's reliance on its Web analytics services for the majority of its revenue; the risk that sales of Atomz' and Visual Sciences services will not be as high as anticipated; WebSideStory's recent achievement of profitability and the risk that it may not maintain its profitability; the highly competitive markets in which WebSideStory operates that may make it difficult for the company to retain customers; the risk that WebSideStory's customers fail to renew their agreements; the risk that WebSideStory's services may become obsolete in a market with rapidly changing technology and industry standards; and the risk that WebSideStory may incur, unanticipated or unknown loses or liabilities associated with the integration of Atomz and Visual Sciences; and other risks described in WebSideStory's filings with the SEC, including WebSideStory's annual report on form 10-K/A for the year-ended December 31, 2004 and quarterly report on Form 10-Q for the quarter ended September 30, 2005.

Do not place undue reliance on these forward-looking statements which speak only as of the date of this call. WebSideStory undertakes no obligation to revise or update the information or forward-looking statements in this call or reflect subsequent events or circumstances.

Okay, today we have a strong quarter to talk about and an incredibly exciting merger, that we think dramatically expands the growth opportunities for WebSideStory. We are joining forces with a highly regarded team at Visual Sciences, an innovative provider of streaming data analysis and visualization software and on-demand services headquartered in McLean, Virginia, that has bolted on to the Web analytics scene as the company with the hottest technology in the market.

Before getting into that, let's walk you through our Q4 results and provide some insight into how the business continues to perform. Q4 was another record quarter for WebSideStory. In the quarter, we achieved record revenue of $11.7 million, 79% higher than Q4 of '04. We earned $0.15 per share in pro forma earnings as compared to street consensus of $0.14. We added $3.5 million in cash to the balance sheet.

Our pro forma pretax margins increased from 23% to 26%, tracking nicely towards our previously discussed target of 30%. Our Web analytics bookings were up 47% from Q4, 2004, which should help allay fears that Google's free search initiatives would hurt us in the enterprise sector. I should note that Q4 was the largest Web analytics bookings quarter we have ever had by a substantial margin.

We signed 129 contracts with new customers for various modules of the WebSideStory active marketing suite, up from 110 last quarter. We added great new customers like Sotheby's, Tyco Healthcare and Miller Heiman in the search and content business and Clear Channel Communications John Hancock, Seagate, Vail Resorts and Charles Schwab in the analytics business.

Our average contract size for new customers was just over $30,000 in one year value, and our average relationships for all customers remained just over $40,000 per year. In the quarter we also launched the WebSideStory index, a new statistical barometer that features techno-graphic and e-commerce trends culled from the millions of users that visit websites using the company's award-winning Web analytics technology, HBX.

We have published two insightful index releases over the last two weeks. One observing that search engines have more than twice the conversion rate of other online customer acquisition sources, and one observing that visitors using a site-search box on our customers' sites, converted at 2.7 times the rate of other visitors, demonstrating the value of site search. And we obviously provide an on-demand site search solution in our search and content solutions group.

We completed key management hires in the quarter, expanding our US sales management, with a proven industry sales leader who will manage half our North American sales operation, and who previously set sales records at WebTrends and Omniture. And with a proven VP of

--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                           Contact Us 3
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL

engineering, who spent five years running development for Websense right down the street here and a very well-respected company on Wall Street, during some of their high growth years.

We made good progress on getting HBX Bid to market. This release is running approximately 90 days behind our original schedule and that's due to some changing requirements in the API's -- in partnership agreements, as we work to connect to the PPC networks. Q4 was a solid quarter for us all around. In the quarter, we became convinced that the high-end of our marketplace offered great opportunity for us to expand, and that we were actually under investing in sales and marketing and R&D relative to the opportunity before us.

You will see, reflected in our forward-looking guidance that we are ramping our investments in these areas and expect our margins to compress slightly for two quarters as a result. We believe this is the correct, long-term move for the business and we believe we will begin to see the paybacks for those investments in Q3 of 2006.

Turning to financial details: the fourth quarter of 2005 was our ninth consecutive quarter of profitability. We achieved record revenues and profitability. Our gross margin was 83% in Q4, one percentage point higher than the previous quarter. The gross margin includes $89,000 of amortizable of intangibles and stock-based compensation, representing less than 1% of revenue.

Operating expenses before stock-based comp, amortization of intangibles and other nonrecurring items as a percentage of revenue decreased from 61% in Q3 of this year to 59% in Q4, a pick up of two points. In Q4, operating expenses included $209,000 of nonrecurring items. Compared to last quarter, sales and marketing expenses increased, slightly from 34% to 35% of revenues.

We began that ramp of sales and marketing investment that I mentioned previously, in the quarter and continued it into Q1. Costs related to our Fall ActiveInsights user forum contributed to this change. Technology development expenses as a percentage of revenue were up slightly from 11% last quarter up 13% this quarter. This reflects our investment in development activities in Russia and lower capitalized software development costs as Bid nears production.

We capitalized $204,000 of certain costs related to the development of our forthcoming bid management tool this quarter. We anticipate that technology development expenses will increase as a percentage of revenue in the first quarter as we scale down the capitalization of costs and those projects near completion and market launch.

G&A expenses decreased from 16% to 13%. Non-recurring items related to the restatement of prior period financial statements, sub-lease loss exposure charges and the reversal of a sales tax liability also contributed to the quarterly change in G&A. Non-GAAP net income, before stock based compensation expense, amortization of intangibles and other nonrecurring items was approximately $3 million or 26% of total revenue in the fourth quarter, compared to 23% in the previous quarter and 15% in the fourth quarter of last year.

Non-GAAP earnings per share before stock based compensation expenses, amortization of intangibles and other nonrecurring items were $0.15 on a fully diluted basis for the quarter. Turning now to the balance sheet, as I mentioned, we generated $3.5 million in cash in the quarter, demonstrating again the cash generation power of this recurring revenue business model.

Our working capital and liquidity remains strong, with approximately $35.1 million in cash and marketable securities at the end of the quarter, $18.2 million of working capital and no material debt, at again, at quarter end. We are excluding from that figure approximately $807,000 of restricted cash that was set aside in escrow as part of the holdback in our Atomz acquisition.

Our deferred revenue balance grew from $10.9 million to $12.8 million during the quarter. Accrued liabilities grew in line with the growth of our business. In the press release we issued earlier today, we provided guidance on revenue for the first three quarters of 2006. We also provided guidance for both GAAP and non-GAAP earnings per share for the first two quarters of 2006.

Our earnings guidance assumes a cash tax rate of 20% for the year. In Q4, we released the allowance against our net operating losses in the amount of over $3 million, creating a large one time increase of $0.15 per share in our GAAP earnings in Q4. Now that the NOL allowance has been released, we will report a full state and federal tax rate of an estimated 38% in our GAAP financials, even though our effective cash tax rate with the benefit of these NOLs is estimated to be approximately 20% in 2006.

Please note that our forward-looking guidance reflects the adoption of FAS-123R for expensing of stock options, beginning on January 1st, 2006, as well as additional stock based compensation charges that will arise out of the Visual Sciences merger. We can deal with any other questions on the financials in the Q&A section. So, as you can tell from these results, this business is growing at a nice clip while operating at nice margins. As stated above, we ramped up our sales and marketing spend in Q4 and continue to do so in Q1.

--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                           Contact Us 4
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL

So, you should not expect to see margins continue to expand as rapidly as they have in 2005. We have consistently said we believe that we can get this business to 30% pretax margins by sometime in 2007, and the 26% we achieved in Q4 gives us confidence that 30% is achievable.

Today, we also filed an 8-K announcing the resignation of our founder, Blaise Barrelet from WebSideStory's Board of Directors. Actually, I believe the 8-K will be filed tomorrow. Blaise served this company well for 10 years and is easing into retirement, spending six months each year, abroad and working on other entrepreneurial pursuits. We thank Blaise for founding the company, and helping to build it into what we have here today.

Wrapping up on the quarterly results: with record enterprise bookings, record cash generation and record customer ads, we feel that Q4 was one of our strongest quarters since bringing WebSideStory public. The macro environment in which we operate continues to be very healthy, fueled by three waves of growth. The first, is online ad spending which is growing at 30% a year. The second, is online commerce which is growing at 25% a year. The third, is the growing acceptance of on-demand software and that marketplace is growing at approximately 25% a year.

We expect these three waves to continue close to these growth rates for the next two to three years, and believe WebSideStory is uniquely positioned to benefit from the high growth opportunities their convergence creates.

Now, I would like to talk to you about our merger with Visual Sciences. I can tell you that, I personally have never been more excited by a technology in my 20 years in the business. As you know, WebSideStory's Active Marketing Suite is currently comprised of award-winning digital marketing solutions and Web analytics site search and Web content management.

Within the Web analytics area of the Active Marketing Suite, our intention is to integrate Visual Sciences solutions with HBX through the Stream Integration Platform as we are doing with search and publish. This integration will expand our ability to offer deep ad hoc segmentation, multi-channel data analysis, and real-time data visualization capabilities to our more sophisticated customers.

In addition to this expansion within our traditional core markets, Visual Sciences expands WebSideStory's addressable market to now include opportunities where call center, e-mail, point of sale, branch and other types of transactional analytics are the core focus. We estimate this combination expands WebSideStory's addressable market from approximately $1.4 billion to approximately $2.4 billion of potential annual revenue opportunity.

A little context: within the digital marketing sector, four distinct trends are fueling product innovation and affording smart companies like WebSideStory and Visual Sciences an opportunity to differentiate. These four innovation drivers are: number one, the proliferation of new customer acquisition sources and business models on the Web; number two, the rapidly growing use of streaming media and other rich media to enhance the end user's experience; number three, the proliferation of handheld devices and other viewing outlets that need to be tracked; and number four, the evolution of single channel Web analytics into even more valuable multi-channel enterprise analytics. This transaction, this merger of Visual Sciences, solidifies our leadership position in the Web analytics base, and helps us significantly advance our position with respect to all of these innovation drivers.

Focusing on the fourth driver, the movement from single channel to multi-channel, we see a major trend where single channel Web analytics is rapidly evolving into multi-channel enterprise analytics. As large enterprises contemplate tracking more offline data within their analysis systems, there is a natural tendency for them to consider more in-house solutions. This transaction opens up that half of the market, which we were previously ceding to other players, to WebSideStory.

As mentioned above, we believe the combination of the in-house marketplace, plus the multi-channel analytics marketplace represents approximately $1 billion in additional annual opportunity for WebSideStory. Like WebSideStory, Visual Sciences offers an innovative and differentiating technical architecture and operates a robust profitable business. They bring an established presence in the government, e-commerce, technology and travel sectors, which complements WebSideStory's strengths in media, e-commerce, healthcare and technology. And both companies are strong in financial services.

Visual Sciences designed their solution from the ground up with high volume processing and multi-channel analytics in mind, and they have two patents pending on their unique approach. To this marriage, WebSideStory brings a worldwide distribution platform and over 1,100 enterprise customers, representing a significant cross-sell opportunity. WebSideStory's sales and marketing operation, which is currently producing over 125 newly-signed customers per quarter, bringing world-class lead generation and customer acquisition capabilities to Visual Sciences to help fuel their growth.

--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                           Contact Us 5
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL

In addition to this augmentation of new customer acquisition capabilities, we believe there is a good opportunity to cross-sell Visual Sciences' solutions into many of WebSideStory's high-end customers. In addition to Visual Site, their Web analytics solution, they also offer Visual Call, Visual Mail and Visual Document. And Jim is available to answer questions about those products for you in the Q&A section.

We also believe the cross-selling opportunity exists in offering search and publish to Visual Sciences' customers. Visual Sciences has approximately 40 employees and over 40 customers. They have built a sterling reputation in the Web analytics marketplace through selectively targeting high-end customers and successfully adding value within those accounts. Their revenue growth has been in excess of 70% in the preceding three years. We plan to invest in the government division and are excited about the opportunities presented by our nation's Homeland Defense initiative.

Visual Sciences' technology has unique capabilities in the area of real-time data visualization and dynamic segmentation of massive data stores, that are, in our opinion, unmatched. Visual Sciences' management team is a proven group with extensive software development, product management, enterprise sales and enterprise consulting backgrounds.

Visual Sciences is focused on the high-end of the analytics marketplace. Their average contract size is approximately $200,000, approximately five times larger than WebSideStory's average annual customer relationship of $40,000. About one-third of their business is either on-demand or managed services. And the other two-thirds are licensed software, maintenance and consulting. They recognize their license revenue ratably over the contractual minimum maintenance term. So most of their license revenue is predictable and spread over the first year of the relationship.

Their business is characterized by additional growth within their accounts, as their customers begin using their solutions and want to expand the scope of the data they are analyzing. Combined, these two companies create the undisputed leader in Web analytics and on-demand digital marketing solutions. As you can see in the guidance, the combined businesses will be generating, approximately $14 million in revenue per quarter with pro forma operating margins in the 20 to 25% range.

Our top line growth is forecasted to remain in the 40% range year-over-year. Our revenue model will be largely recurring in nature, with approximately 90% of our quarterly revenue goals being already contracted entering any particular quarter. Our gross margins will be approximately 80%. Our consulting to software or on-demand services mix will be 10 to 20%.

And we will continue to invest in building out an ecosystem of implementation and consulting partners to help leverage our solutions into accounts faster than we can do it alone and Stream partners to help our customers benefit from interoperability of the many different systems needed to run a world-class digital marketing operation.

We expect to generate $2 to $3 million in cash in the first quarter before transaction fees and other one-time charges associated with the transaction. Consideration used in the acquisition includes approximately $57.3 million, comprised of: $22 million in cash; a senior note for $20 million with a 4% interest rate, maturing on July 31st 2007, but callable by WebSideStory at any time with no prepayment penalty; 568,512 shares of stock with a market value of $11.5 million as of yesterday's close, to be held in escrow until March 31, 2005 [sic - see Press Release]; and 189,600 shares of restricted common stock valued at $3.8 million as of yesterday's close. Plus 350,000 employee options and a warrant purchase 1,082,923 shares of WebSideStory at a price of approximately $18.46 to $18.47, exercisable within the next 18-months.

Visual Sciences will operate as a wholly-owned subsidiary of WebSideStory, a business unit. And Jim MacIntyre and David Scherer, the two cofounders of Visual Sciences, will serve as the business unit's CEO and CTO, respectively. No cost synergies are planned as both companies are growing at rates where any identified excess costs get immediately redeployed into other areas in support of growth.

Now the accounting -- the accounting on this transaction is a bit complex. So I'd like to take a minute to discuss it. Most importantly, the revenue we're going to be able to recognize in the Visual Sciences business unit is going to be impaired for the first year, due to a large adjustment in deferred revenue required in GAAP purchase accounting.

We are currently estimating this adjustment to represent around $4 million in lost revenue. Now, I'm not an accountant so I will not try to explain to you why or how GAAP creates a situation where you can buy a healthy company that would do, just for example purposes only, say $12 million of revenue and $2 million in earnings in a given year, and the very act of your purchasing them and nothing more takes that performance down to only $8 million of revenue and a $2 million loss.

As you know, we eat, sleep and breathe cash flow here at WebSideStory. So we are not going to let that complex accounting deter us from a great profitable company that dramatically expands our addressable market and creates a great cross-sell opportunity within our customer base. Instead,

--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                           Contact Us 6
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL


we're going to go ahead and effect the transaction, and have done so, and manage our business on a pro forma basis as if we still have that revenue coming in, since we will still have the cash coming in.

This leads to a rare situation where pro forma revenue is needed to reflect the operating health of the business. Symantec utilized this in conjunction with their acquisition of Veritas, as a reference point for you. The guidance we provided today in the press release reflects combined company operation. Oh and by the way, the deferred revenue problem that I just mentioned goes away over roughly the 12 years [sic] schedule that that revenue would be recognized normally.

The guidance we provided today in the press release, reflects combined company operations beginning February 2nd 2006. This preliminary estimate is subject to revision upon completion of our purchase accounting analysis with respect to the transaction. The revenue adjustment will cause the GAAP revenue and earnings contribution of the Visual Sciences business unit to differ materially from how these financials would look on a stand-alone basis. A reconciliation of pro forma revenue to GAAP revenue, and pro forma earnings to GAAP earnings is provided with the guidance. All numbers are estimates and reflect the company's preliminary forecast for the business at this time.

My advice is, when the accounting is complex, just follow the cash. This transaction has very favorable cash characteristics. Because it is not a tax free reorganization, WebSideStory will benefit from an approximate $50 million step up in basis that will be depreciated over 15 years, creating a cash benefit of approximately $1.3 million per year in reduced tax payments.

So in summary, on a GAAP basis, this business unit will look $4 million worse in the next year. But on a cash basis, it will actually be over $1 million more profitable. We elect to follow the cash and work to earn more of it for you every day. Based on the pro forma revenue and earnings numbers we are going to be using to manage our business, this transaction is neutral to slightly accretive in 2006 and accretive in 2007.

To be conservative, I'd ask you all to assume neutral in your models. As stated above, we see substantial growth opportunities, and now that we have achieved the levels of profitability we're currently running at, we believe it is prudent to deploy excess earnings generated from the leverage of growth into more sales, marketing, R&D and customer service. We think we've seized the high ground with this merger. And we're going to be investing in fortifications to protect our preferred position in the marketplace.

I will now turn the call over the operator, and open up the lines for Q&A. Thank you, for your time.


 QUESTION AND ANSWER

--------------------------------------------------------------------------------
OPERATOR

 Thank you, very much sir.

[OPERATOR'S INSTRUCTIONS]


--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 And operator, I'm ready for my first question.

--------------------------------------------------------------------------------
OPERATOR

 Okay and our first question comes from the line of Safa Rashtchy of Piper Jaffrey. Please proceed.

--------------------------------------------------------------------------------
 SAFA RASHTCHY  - PIPER JAFFREY - ANALYST

 Good afternoon, Jeff and everyone. Couple of questions since as you alluded, this is kind of complex transaction here. But before we get into that, I believe your revenue for Q4 was slightly below the low-end of your guidance. And I might have missed if you addressed that. But can you


--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                           Contact Us 7
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL


give us some color as to how the quota went and was it to kind of [inaudible] slower than you expected or is this kind of variation, it is to be expected?

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes, so there were really -- there is about I guess a $400,000 revenue shortfall over consensus which is $12.1. We had guided $12 to $12.3. And there were four contributing factors. And none of them really reflect negatively on our enterprises business.

The first was, we had as I mentioned record bookings. And it was just a back-end loaded quarter. So bookings grew 47% Q4 to Q4. And we did more in December. And it wasn't as quite as mapped out as we had modeled. And that led to about $150,000 less in revenue than we had been expecting in the quarter when we guided $12.0 to $12.3.

The second is add revenue. As you guys know, we monetize free site search by getting that subsidized with add revenue. And that add revenue came in about $150,000 lower than we had forecast. And this was only our second Q4. They launched that product right in the beginning of Q4, 2004.

And so we don't have -- and in add revenues, you guys know, is somewhat seasonal. We didn't have the historical sort of basis. So, when we were guiding $12.0 to $12.3 we are assuming about $150,000 more of that add revenue. We view that add revenue as non-strategic. It is a funding source, a nicely profitable funding source. But it isn't our core business. The third thing was a swing in the euro that contributed to about $100,000 of difference in what we had been forecasting.

And then the fourth thing was HitBox Professional. As you guys know HitBox Professional's about $1 million worth of our business. Since the day we took this company public I have told people that, it is not a strategic revenue line for us that we did not like the consumer sector here. We don't think you can make a lot of money at $20 a month.

And that business slowing eroding over the time. And so, that came in about $50,000 less than we had been modeling when we guided $12.0 to $12.3. So, it's up to you guys to decide whether any of those four things reflects at all on WebSideStory's core business. We certainly want to do a better job forecasting and are going to do that. But those are the contributing factors. Safa, does that help?

--------------------------------------------------------------------------------
 SAFA RASHTCHY  - PIPER JAFFREY - ANALYST

 Yes it does thank you. Second on Google, you mentioned in your comments that you did not see any impact in terms of customer renewals, I believe. Have you seen any impact on pricing? Is there any increased price sensitivity? And also well Google, in their conference call yesterday, stressed several times that they are really pushing the analytics. And I wonder if you could comment on what impact do you think that might have on your industry? Whether you could potentially even expand the market or could it create some pricing pressure for you?

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Well, when we measure bookings, we measure it on a dollar basis. And with 47% Q4 to Q4 growth, you know remember Google acquired Urchin, back in I think, Q1 of last year. And they have been pushing it since ever since then. And they cut the price in half in Q2 of the last year, and then in Q3, they made it free. So we've had about a year of competing with A) Google on their analytics product.
B) a Google half-off analytics product, and then C) a Google free analytics product. And Q4 was the best quarter we ever had, 47% year-over-year bookings growth. And we added 129 customers.

So, we don't see it impacting our enterprise business. And whether you look at customer ads, whether you look at price pressure or dollar, we just don't see it. We're not in denial. We're tracking it. And as you know, we run our business where we give our customers more, more volume every year for the same price. The same way Intel does with their chips. We do the same thing with an on-demand service.

And it maybe that the fact that we're sort of engineered to drive our unit cost down every year helps us, because our customers feel like they're getting enough from us, an additional upon renewal, that it's not worth going off and leaving. And I would also just say that the solutions are too different things. And I keep getting many, many questions on the topic.


--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                           Contact Us 8
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL


And I think at the end of the day, I'm just most focused on the results of the business to answer the questions rather than try to get a feature function or, what does Google Free do versus what does HBX do. Now Visual Sciences is at the extreme high-end of the market. I think HBX is safe from Google Free. The business is healthy and growing and I think Visual Sciences is safe and free, and even on the higher-end average sale price of $200,000 plus.

--------------------------------------------------------------------------------
 SAFA RASHTCHY  - PIPER JAFFREY - ANALYST

 Okay, and one last question on Visual Sciences. Can we take the guidance you've given and relative to your prior guidance assume that what is implied in there is Visual Sciences run rate? And can you also talk about margin structure? And finally, I'm assuming from what you've said and to look at Visual Sciences products that there is little-to-no overlap in customers.

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 There is little-to-no overlap in customers. But we think there is a good bit of cross-sell synergy. What was the first half of your question?

--------------------------------------------------------------------------------
 SAFA RASHTCHY  - PIPER JAFFREY - ANALYST

 Just some color on the revenue run rate for the company.

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Oh yes. So if we did, you guys know our model right? If we did $11.7 in Q4, then we'd be guiding probably that $400,000 rolls through. So it recurs, except for maybe the part that was just late bookings in the quarter. But everything else I mean we're going to have to be more conservative on how we forecast the add revenue. The HitBox pro business is on a down slope and has been for two years. So that will stay on that project. Hopefully we won't have any more euro swings. But we probably on a stand-alone would have brought revenue down a little bit.

And what I'm saying on earnings is it is absolutely in our opinion the right thing to do to step up the sales and marketing. I mean if anything we shouldn't have made $0.15 in Q4. We should have made 14, and already had sales and marketing engine ramped because there's so much opportunity on the high-end.

So, we probably would have eased in revenue a little bit, and taken earnings down a penny which we have done for Q1, the guidance. And as I said Visual Sciences is -- I plan on it being neutral. Because we're here we're building this business not for Q1 of '06. We're building this business for 2007 and 2008. There's a whole new market opportunity developing. And we think we're in the lead, but we got well funded competition. And we want to make sure we can maintain that lead.

--------------------------------------------------------------------------------
 SAFA RASHTCHY  - PIPER JAFFREY - ANALYST

 And the margins structure are they similar to what you have at WebSideStory?

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes.


--------------------------------------------------------------------------------
 SAFA RASHTCHY  - PIPER JAFFREY - ANALYST

 Great. Thank you.


--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Sure.


--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                           Contact Us 9
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL


--------------------------------------------------------------------------------
OPERATOR

 Thank you, very much sir. Ladies and gentlemen, your next question comes from the line of David Hilal of Friedman, Billings, Ramsey Group. Please proceed.

--------------------------------------------------------------------------------
 DAVID HILAL  - FRIEDMAN, BILLINGS, RAMSEY GROUP - ANALYST

 Good thank you. Jeff, the 47% bookings number you've used, I'm assuming that's combined. So can you give us what the organic growth --?

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 No, no the 47 was Web analytics only. And I was careful to point that out, because I wanted people who were worried about Google to understand that.

--------------------------------------------------------------------------------
 DAVID HILAL  - FRIEDMAN, BILLINGS, RAMSEY GROUP - ANALYST

 Okay so--


--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 And we didn't break out organic versus inorganic. And really it's, I guess we've been with Atomz for two quarters now. Yes, over two quarters. There's too much flowing back and forth, cross-sells and combined deals and cross commissions, and so we're not really tracking at the bookings level an organic versus -- or really revenue or earnings level organic versus inorganic with Atomz and us anymore.

--------------------------------------------------------------------------------
 DAVID HILAL  - FRIEDMAN, BILLINGS, RAMSEY GROUP - ANALYST

 Okay. And when I try to do the math on Visual Sciences, based on your guidance and what your guidance was, I'm trying to figure what the trailing 12 months number was Visual Sciences. And is it somewhere around $6 million, am I in the ballpark or you can just tell what it was?

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 No, no we're going to file an 8-K. It was -- their audit is not complete. So it was an $8 million revenue range, and their margins were I think in the 25% pretax, 25, 30% pretax range something like that. When their audit is complete we'll be filing an 8-K. I think we have 60 days from today to do that. And you'll see that then.

--------------------------------------------------------------------------------
 DAVID HILAL  - FRIEDMAN, BILLINGS, RAMSEY GROUP - ANALYST

 Now, I wanted to make understand the way they recognize revenue. I think you said they've got part of the business which is traditional enterprise software model. However, they recognize the license over the minimum maintenance period. So it's usually recognized over 12 months. Is that that accurate?

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes.


--------------------------------------------------------------------------------
 DAVID HILAL  - FRIEDMAN, BILLINGS, RAMSEY GROUP - ANALYST

 Okay. So can you give more clarity on the --?


--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 10
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL


--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 They also have a third of their business which is on-demand or managed services which is recurring.

--------------------------------------------------------------------------------
 DAVID HILAL  - FRIEDMAN, BILLINGS, RAMSEY GROUP - ANALYST

 Right. So when we think of our models here, it sounds like we're going to need to add a new revenue line item for the traditional software model that they have. So when you think of revenue mix, can you just give us a total aggregate revenue number? Can you help us split it between kind of on-demand, traditional software and then the maintenance that they're also getting?

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 At a very high level I would tell you I think the license revenue -- traditional license revenue will be less than 10% of our revenue or about 10% of our revenue something like that. So this is still -- and because that revenue is largely spread. It's more predictable. So this business will still have 90% -- 85 to 90% recurring revenue just depending on how you categorize license that gets spread ratably over a year.

--------------------------------------------------------------------------------
 DAVID HILAL  - FRIEDMAN, BILLINGS, RAMSEY GROUP - ANALYST

 Okay, and is Jim, on the line with you too?

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes, he is.


--------------------------------------------------------------------------------
 DAVID HILAL  - FRIEDMAN, BILLINGS, RAMSEY GROUP - ANALYST

 Long time Jim.


--------------------------------------------------------------------------------
 JIM MACINTYRE  - VISUAL SCIENCES, LLC - CO-FOUNDER AND CHAIRMAN AND CEO


 Hi David, how are you?


--------------------------------------------------------------------------------
 DAVID HILAL  - FRIEDMAN, BILLINGS, RAMSEY GROUP - ANALYST

 Good. Jim, what is the split of your business. It sounds -- it looks like Jeff talked -- kind of played [a] Visual Site, is that your leading product?

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Hey David. We're not going to break out their products by revenue line. And what you want you guys -- I want to give you access to Jim today to talk about his products, but not various specifics about his business. When we have the 8-K on file then you'll be able to see his business in the full light of day.

--------------------------------------------------------------------------------
 DAVID HILAL  - FRIEDMAN, BILLINGS, RAMSEY GROUP - ANALYST

 Okay. I'll wait for that, I guess. And then between the two sets of products I understand they're going to run as a separate identity. Is there going to be, so is there any product integration that needs to happen or the products remain independent? And maybe some APIs connect them together. But there's no major R&D effort to integrate them?


--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 11
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL


--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 It's the latter. And their technology is perfect for layering on top of massive data stores like we have with HBX and giving you very, very cool --. And we're going to probably setup a day next Tuesday in New York. So those of you in that are in New York, we're going to invite you. And we're going to coordinate all that tomorrow to show you Jim's technology.

And you'll begin to understand what we've got here and what the potential is. And so, they will connect HBX through the stream API, we've got the reporting API, we've got the ability to layer them into our proprietary data store. And it's going to open up a whole new level of reporting for our customers.

--------------------------------------------------------------------------------
 DAVID HILAL  - FRIEDMAN, BILLINGS, RAMSEY GROUP - ANALYST

 Okay. And then -- sorry to monopolize, just let me ask one more question. Jim, those 40 employees, can you at least split those out between like sales and R&D? And what is your sales line, it seems it's all direct, but can you elaborate on that?

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 That's fine. Go ahead Jim.


--------------------------------------------------------------------------------
 JIM MACINTYRE  - VISUAL SCIENCES, LLC - CO-FOUNDER AND CHAIRMAN AND CEO


Okay. Yes, so our R&D team is about 10, David. And then the best bulk of the company about -- it's about 16 in consulting. And then the rest is sales marketing administration.


--------------------------------------------------------------------------------
 DAVID HILAL  - FRIEDMAN, BILLINGS, RAMSEY GROUP - ANALYST

 Okay, thanks guys.


--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Thank you.


--------------------------------------------------------------------------------
OPERATOR

 Thank you, very much sir. Ladies and gentlemen, your next question comes from line of Mark Monane of Needham & Company. Please proceed.

--------------------------------------------------------------------------------
 MARK MONANE  - NEEDHAM & COMPANY - ANALYST

 Thanks for taking my question. First couple regarding the acquisition, wondering can you give us an idea of the number of customers that the company had at the end of the year. And what the expectations are in terms of net ads this year? Also trying to understand how there's a sell through or sell-in opportunity here, it seems like the products are very similar. And I'm trying to better understand that.

And then thirdly, related to Visual Sciences. If they did $8 million in revenues last year and I'm not sure exactly the accounting you're using there, I am assuming that's GAAP. Looks like you're assuming around $10 million this year. So is that roughly about the growth rate you're looking forward to around 25%? And I had one quick follow-up if I could?

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO


--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 12
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL


 Yes. So, all right let's take these. Customers, we had over 1,100 at the end of the year and they had over 40. Sell through -- you I have, as we've been talking to Jim which is a process that's taken quite some time. From the day I saw their technology and I traveled around and I talked to our customers [on] this. And I really --I'd been interested in doing this or I'd been interested in doing that.

And what HBX is a fantastic analysis engine that has the most mature breadth of reporting in the industry. So, we've got these products called report builder and active viewing and we have customers sending morning reports out to affiliates 800 affiliates every morning and segmenting data on those. What Jim has built is the ability to just sit there in real-time and say oh what if this? What about that? And to do it over massive data stores and literally have your queries answered in five or 10 seconds.

And they do not disclose who their customers are. But they have some very customers that use this technology for very impressive purposes. And our customers, this is -- he would not be closing $200,000 contracts on the high end of the market, if there wasn't let's call it, not just average contracts. So he does $400,000 contracts and million dollar contracts. And he does it when other Web analytics guys' average sales like ours are $40,000 or $100,000. And we'll do a couple of 3 or $400,000 a quarter. They are going in and their showing multiple channel ROI.

So, it's really great to get a ROI from the analytics investment when you're completing the market ROI loop for online. And we get -- we give a lot of our customers a 10x ROI in the first three months. It's even more powerful when you start marrying up call center data, branch data, Web data and looking at customer interaction across all those channels.

So if you take one of our large customers as an example, Wachovia. For Wachovia, the Web is a tiny part of business. It'd be really cool if Wachovia could look at their customers in the call centers branch and Web. And HBX, we are building the ability. We're going to extend our data schema. And create a data, import API to do all this.

But Jim has built it. They built-- he and David Scherer, the CTO built their system from ground up from multi-channel analytics in mind. They're calling on customers and saying, just think multi-channel day one. Whereas we and others are calling on customers saying, we're a Web Analytics company, and we're going to add the multi-channel capability down the road.

So there is -- any of our customers who have multi-channel businesses which is most of them, and who have the budget to spend $25 million to $50 million to get that multi-channel capability is a cross-sell candidate for Visual Sciences. And we have about 1,100 of those customers. And just traveling around and talking to those customers, I know the first five customers I'm going to call, and they will use our technology in conjunction with his if I can predict.

Now you'll remember when we did Atomz, we predicted that we have good cross-sell there of site searching to analytics customers. And we have had that. And we had another good quarter of cross-sell with Atomz, and I believe but will not, I'll tell you next quarter how we're doing. And I'll give you guys' metrics against that success.

You also, if you look at this transaction and if you look at Atomz, the companies are about the same size. They were both running at about the same profit margins. And I think if you look back at what you guys had for us last year, you guys had a $0.42 consensus pro forma for 2005 and we did $0.46. I think that this technology, this company it looks the same when you model the businesses out.

Now we've got a lot of execution ahead of us. But if you think of what we accomplished with Atomz, over the last 12 months, actually over the last seven months, I think we can accomplish the same kind of performance with Visual Sciences over the next 12 months.

--------------------------------------------------------------------------------
 MARK MONANE  - NEEDHAM & COMPANY - ANALYST

 That was very helpful. And then, I had the question regarding the growth rate this year. Is it right, roughly $8 million last year going to $10 million this year?

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 No, we -- what we said is 40%. We think that the combined businesses will be able to grow at around a 40% rate.

--------------------------------------------------------------------------------
 MARK MONANE  - NEEDHAM & COMPANY - ANALYST


--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 13
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL


 Okay. And then, just my last question. No surprise in the fourth quarter that Google analytics did not impact your business, because when they went free I think within minutes they shut off the sign ups. But I believe in early January they turned those back on. I'm wondering have you seen any impact on the business in January from that?

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 No. We're tracking.


--------------------------------------------------------------------------------
 MARK MONANE  - NEEDHAM & COMPANY - ANALYST

 Thanks.


--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Sure.


--------------------------------------------------------------------------------
OPERATOR

 Thank you, very much sir. Ladies and gentlemen, your next question comes from Brad Whitt of RBC Capital Markets. Please proceed.

--------------------------------------------------------------------------------
 BRAD WHITT  - RBC CAPITAL MARKETS - ANALYST

 Hey Jeff, how you are doing?


--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Great.


--------------------------------------------------------------------------------
 BRAD WHITT  - RBC CAPITAL MARKETS - ANALYST

 I was wondering if maybe Jim could give us, just to help us out a little bit Jeff, maybe give us without mentioning specific customer names, just give us one or two customers as far as how, specifically how they're using this technology? Maybe one in the government sector, and one outside the government sector. And then also, if Jim could talk a little bit about whom we compete with?

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes. Jim take it.


--------------------------------------------------------------------------------
 JIM MACINTYRE  - VISUAL SCIENCES, LLC - CO-FOUNDER AND CHAIRMAN AND CEO


 Okay in the government customers that Visual Sciences support -- use our technology for similar purposes as our technology is used in the commercial arena. But the specific use cases of it are not something we in many cases know or can disclose. In the case of our commercial customers, we have concentrations of customers in financial services, travel and number of other key markets you would expect, technology and e-commerce.

So and many of our customers have started with core Web analytics. They tend to be customers who have used other Web analytics solutions in the past. And have run into the limitations of them and are looking for either a system that could support very much larger base of data, have more intense questions about the data what ad hoc analysis capabilities that haven't been before available.


--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 14
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL


At the same time, they'd like to integrate data from customer data warehouses from other channels, such as call center data, IVR system data, electronic mail system data and so on. In many of our customers they pick -- started with Web analytics and then moved to use the product in related areas that -- Visual Call was the next application we released that looks at IVR and other call center data.

We also released an application called Visual Mail recently, that looks at electronic mail system data. But the technology platform is applicable to other types of transactional data. The system has been used to look at travel reservations data, credit card transaction data, network, lower level network transaction data and a whole variety of other types of data that are real-time streaming sources of data into which you might like to integrate other data about the customers and systems that they are using.

--------------------------------------------------------------------------------

 BRAD WHITT  - RBC CAPITAL MARKETS - ANALYST

 Okay. And would you -- is possible Jeff, that some of your customers would switch, based on what Jim is saying from HitBox to Visual Sciences application?

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 It's possible, but most of our customers are using -- the reason we win deals is because of the maturity of the product and the breadth of the reporting.

--------------------------------------------------------------------------------
 BRAD WHITT  - RBC CAPITAL MARKETS - ANALYST

 Yes.


--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 And so, on the high end we've been competing with Jim from time to time. And he has won some and we've won some. I mean he can -- I don't think I'm at liberty to talk yet about one big win in financial services that we won head-to-head against Jim. But then I could tell you, and I'm not at liberty to tell you his customers' names a couple of big ones that he wanted against us. Really -- and Jim maybe you can take this from the standpoint of WebSideStory competitor, it really kind of depends on the needs of the customers. Jim, you have anything to add there?

--------------------------------------------------------------------------------
 JIM MACINTYRE  - VISUAL SCIENCES, LLC - CO-FOUNDER AND CHAIRMAN AND CEO


 Sure, so what I found that being involved in a lot of these different sales cycles over the last years is that, the team at WebSideStory has done a tremendous job of building up HBX. And the reporting capabilities and broader report distribution capabilities of HBX, as well as some of the innovative analysis technologies they've added have been a very strong competitor. It's really surged over the last year.

At the same time where Visual Sciences has a very deep strength in ad hoc analysis and dynamic segmentation, customer analysis as we call it. And these two drivers, both reporting and broad report distribution and deep ad hoc analysis often tend to be two different key drivers in the sales cycle. So in some case -- in many cases, customers have been forced to choose between more depth and reporting that was provided by HBX or, more depth in terms of ad hoc analysis. The ability to answer very broad range of business questions on the fly on an interactive basis.

So customers in many cases have been forced to choose between these two things. Where I think in most, every case, if they could have had those two things together are available to them from the same vendor. It's what they would have chosen.

--------------------------------------------------------------------------------
 BRAD WHITT  - RBC CAPITAL MARKETS - ANALYST

 Okay. That's helpful. And Jim, how many - I assume you sell, primarily to direct sales reps. How many reps do you have? And you think that the HitBox sales reps will have the expertise, and be technical not to sell this application, [when] you have to stick with a separate sales force?

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 15
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL


 Let me take that one. Brad, Jim I think you just mentioned he has three of four sales folks. I mean it's very much high-end the enterprises sales rep finds the opportunity. But then, the consulting team really has to prove it out. And that's how you win million dollar contracts. Our -- what we're going to do is take our enterprise sales group in the US, and we are going to train them up. Because those guys, the way we operate is they have 150 named accounts.

So if you take that times, I think it's eight, I don't know exact number times 150, it's about, call it 1200 or 1500 of named accounts. Pretty much all of Jim's target market is on that list. So these guys already own the territory, and we're going to train them up on, lets call it qualification of Visual Sciences opportunities immediately. And then Jim has already been investing, and we're going to continue to invest any -- anybody good that we could find on the consulting or call sales engineering side to augment.

That's really the growth governor of his businesses, is how many of these talented super SE consultants can we have working on this proof of concepts that are going to win the million dollar deals for us. And some of whom need government clearances to actually be able to be involved in the projects. So. our sales force in the US will be working on the high end to expand his ability to find and participate and really dig into this other multi channel opportunities. Right? Call center, visual mail, visual document. And but they're not going to -- they are keeping their HBX quotas, and this is going to be an opportunity for them to earn extra this year.

And then in Europe, Visual Sciences has no presence, no sales presence at all. And we've got about 20 people over there now. We've got eight quarter carrying reps. So our guys in Europe will carry the flag for Visual Sciences immediately. And right now Jim, is getting RFPs from world class Fortune 50 companies in Europe, with no bandwidth to respond to them. And so, what I think we're going to able to do here is, they have already have a great practice of picking and choosing the big deals of that they know that they can win. And they go win them with like an 80% win rate.

Whereas our win/loss rate probably, because we're doing 125 a quarter, we're probably be a 40% win rate, but we are competing against 4 or 5 other companies. So I think we still win more than our fair share. And I think we can keep that 80% win rate up for Visual Sciences. And, but we have an 80% win rate on half million dollar averages rather than the $200,000 average deal. So we're picking bigger, better projects. Right?

--------------------------------------------------------------------------------
 BRAD WHITT  - RBC CAPITAL MARKETS - ANALYST

 Right, okay. So, how long is a normal proof of concept, Jim?

--------------------------------------------------------------------------------
 JIM MACINTYRE  - VISUAL SCIENCES, LLC - CO-FOUNDER AND CHAIRMAN AND CEO


 Difficult proof of concepts will take anywhere from a month to two months.

--------------------------------------------------------------------------------
 BRAD WHITT  - RBC CAPITAL MARKETS - ANALYST

 Okay. I'll turn it over, Jeff. Let other folks ask questions.


--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Okay. Thank you, Bret.


--------------------------------------------------------------------------------
OPERATOR

 Thank you very much, sir. Ladies and gentlemen, your next question comes from the line of Peter Slater of Peninsula Capital. Please proceed.

--------------------------------------------------------------------------------
 PETER SLATER  - PENINSULA CAPITAL - ANALYST

 Congratulations on the merger. It sounds like there is not a lot of integration risk in the first six months of this. Is that a reasonable assumption?

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 16
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL


 Yes. I mean, Jim doesn't have a marketing department. He's got a very well regarded industry analyst who just joined him from Forrester name Bob Chatham who is the CMO. But he's now not going to have to build up the marketing lead generation Web and our trade show engine. We have that ready to plug in.

Their back office is a talented group of people. But he didn't have a CFO. We had an acting CFO part time. So, we got all the kind of G&A public company overhead for him. And we're going to train the sales folks very, in a very targeted basis. And we're going to attack these enterprise accounts. And we're going to keep hiring in his sales and engineering group. The product integration is -- Jim's average implementation you can, if we have the right people, can go in there and have somebody live in a week.

And so, the question is can you get to the data and we know where our data is. That's all we do all day long at HBX. And so, we're going to have a prototype of what we think is capable up probably within a few months here. And hit the road selling it to our customers.

--------------------------------------------------------------------------------
 PETER SLATER  - PENINSULA CAPITAL - ANALYST

 So, this is little bit different than the Atomz acquisition. Is that --?

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 That is correct. Yes, it's -- Atomz was the expansion from just Web analytics in offering more digital marketing tools, like their site searches pulling data from HBX or, going to pull data from HBX with reporting API and then do behavioral party targeting results of site search to customers that are using both. And that was the sort of creation of the WebSideStory active marketing suite.

This is, if you think about it expanding along the other axis, not the digital marketing axis, but just through the enterprise into other channels. And I think we're being conservative in saying it only expands the TAM by $1 billion but we always try to be conservative. But as far as the message to the market, it is still the WebSideStory active marketing suite and analytics, which is HBX, search, pub search which is [site search] published, which is Web content management.

Visual Sciences is going to operate as a business unit. And we're going to selectively target their product. We're not going to -- this isn't a product that you mass market. It's much more like a [SAS] or something like that.

--------------------------------------------------------------------------------
 PETER SLATER  - PENINSULA CAPITAL - ANALYST

 They go after just the high-end customers mainly.

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Absolutely.


--------------------------------------------------------------------------------
 PETER SLATER  - PENINSULA CAPITAL - ANALYST

 Great. Thanks a lot.


--------------------------------------------------------------------------------
OPERATOR

 Thank you, very much, sir. And ladies and gentlemen your next question comes from the line of Troy Mastin of William Blair & Company. Please proceed.

--------------------------------------------------------------------------------
 TROY MASTIN  - WILLIAM BLAIR & COMPANY - ANALYST

--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 17
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL


 Thanks good afternoon. I missed in your prepared remarks what you said about Bid, I wonder if you could review that for me in terms of the timing of the launch.

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes. Bid's running about 90 days late. We're supposed to get into beta in February, which is this month now. So let's call it mid to late February. And the delay has been, we're bolting on to PPC networks, APIs. And one of the network's API went down. They had to change some code. One of them changed the API altogether and changed the business rules. So it's -- we're, when you're layering on top of other people's technology, you're somewhat dependent upon them. And we're not perfect either.

So anyway the net result is that we'll get the thing into Beta here by the end of February let's call it. And what I've been saying all long is Bid is a $5,000 to $10,000 average sale. So it's not going to dramatically impact the numbers either way. But we want that product in the market. The integration is really cool.

We'll show you next week in New York. The primary purpose of that is going to be show you Jim's stuff. Visual Sciences is just that -- it's visual. Once you see it you get it. And the light bulb goes on as to how it -- how much value it can add.

But we can also show you Bid. I mean Bid is integrated with an HBX. And there is just a lot of value in having all that together.

--------------------------------------------------------------------------------



 I thought you had some in beta already. I thought you had 12 last quarter that were in beta.

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Twelve that were signed up for beta. But we were awaiting the start.

--------------------------------------------------------------------------------
 TROY MASTIN  - WILLIAM BLAIR & COMPANY - ANALYST

 Okay. And then did this have any impact on expenses in the quarter? I guess -- favorable impact because you would have to begin to amortize some of the developmental cost behind Bid because it didn't launch in Q4.

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes. That's what I said. We did 2 -- we amortized or -- I'm sorry - yes, we amortized or capitalized 200 and whatever it was $1000 of R&D expense in the quarter.

We had -- planned on, I think we might have planned on $100,000. Instead we ended up doing $200,000 in the quarter. And we're driving that number down as quickly as we can. Because fewer and fewer people working on it as it narrows, things kind of crystallize, it's in QA. And I don't want to capitalize software development ever. We sort of do it begrudgingly because the auditors make us.

--------------------------------------------------------------------------------
 TROY MASTIN  - WILLIAM BLAIR & COMPANY - ANALYST

 So how much then was not expensed that you expected to expensed in the fourth quarter.

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Probably about $100,000.


--------------------------------------------------------------------------------
 TROY MASTIN  - WILLIAM BLAIR & COMPANY - ANALYST

--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 18
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL

 Then I want to ask about bookings. You mentioned 47% for analytics. Wonder if you can give insight to the other businesses you have and put that 47% both bookings growth in perspective to past quarters.

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes, I think, the past quarters, in Q3 bookings were 30 to 40% was the number I used. So it was in between there. What I've always said is if we can grow bookings at 30 to 40% and keep renewals at 90ish or plus or minus a point percent, then the top line will grow at about 40%.

And some quarters we'll do 40 plus percent bookings growth. Other quarters we'll do 30 plus. We've never done less than 30% bookings growth. Well, actually I should retract that I don't, I'd have to go look at a spreadsheet to see if we ever did less than 30% bookings growth.

So that's the target, Troy, is 30 to 40% growth.

--------------------------------------------------------------------------------
 TROY MASTIN  - WILLIAM BLAIR & COMPANY - ANALYST

 Okay. And so the 47% you said again is a record and you've generally been running in the 30 to 40% range. Is that a fair way to put it?


--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes.


--------------------------------------------------------------------------------
 TROY MASTIN  - WILLIAM BLAIR & COMPANY - ANALYST

 Okay. And then cash taxes, you said 20% in '06. How do they look in '07? Do we go to more of a full provision in '07, do you know yet?


--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Well, we're going to have some tails on these things. Some of the stuff created -- the tax benefit created through the acquisition of Atomz and through the merger with Visual Sciences -- some of that stuff tails out for 15 years but it becomes less and less meaningful.

I haven't done tax forecasting into '07, I probably shouldn't answer that.

--------------------------------------------------------------------------------
 TROY MASTIN  - WILLIAM BLAIR & COMPANY - ANALYST

 Okay. And just looking through your guidance, I'm perplexed and I guess it's just all accounting because you're recognizing a pretty healthy tax provision for GAAP profits, yet you have GAAP losses. And I'm trying to understand that. And I know you might not be able to explain it because it's maybe some complex accounting. But --

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Well yes, it's because GAAP makes you paint a picture of -- you could paint a picture of huge non-cash loss when you're actually generating cash. And the tax regs. and I'm only the acting CFO and luckily we have one starting Friday, I think.

You get the tax benefit of this stuff. You may have already flushed it. So the only way if you're going to be a company that is going to be doing any acquisitions at all you just you have to follow the cash. Because with purchase accounting it just gets really upside-down really fast.

--------------------------------------------------------------------------------
 TROY MASTIN  - WILLIAM BLAIR & COMPANY - ANALYST

 Okay. Do you have visibility on GAAP profitability after '06 by any chance?

--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 19
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 After '06? No. We give, we give two quarters of earning guidance and three quarters of revenue guidance.


--------------------------------------------------------------------------------
 TROY MASTIN  - WILLIAM BLAIR & COMPANY - ANALYST

 I'm just curious if there's strange items in 2006 over the next few quarters that make your GAAP profitability looking unusually negative that will reverse themselves within a year or so from beyond your guidance.

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Well, yes, the amortization of intangibles tails off. And usually that's a little more front-end loaded. Stock based compensation now with FAS-123R will be an ongoing charge. So it's really just whether or not the amortization of intangibles, how quickly that goes away. And if you acquire another business than you just sort of refill that problem, right?

And then on the flip side of that, this deferred revenue adjustment, where we're now on a GAAP basis we won't be able to take $4 million of Jim's revenue this quarter -- this year. That would make you look better on a GAAP basis from revenue out in the future.

--------------------------------------------------------------------------------
 TROY MASTIN  - WILLIAM BLAIR & COMPANY - ANALYST

 Okay. I'll let someone else on, thanks.


--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Sure.


--------------------------------------------------------------------------------
OPERATOR

 Thank you very much, sir. And ladies and gentlemen, your next question comes from the line of Mr. Sean Jackson of Avondale Partners. Please proceed.


--------------------------------------------------------------------------------
 SEAN JACKSON  - AVONDALE PARTNERS - ANALYST

 Yes, good afternoon. I missed the discussion about the competitors in Visual Sciences. I think that you mentioned you compete with some of the pure play Web analytics vendors. But given the fact that you can do multi-channel analytics, does that put you up against the SASs or the SPSSs or those kind of companies.

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 I can -- I'll let Jim answer that. I'll give you my color comments on the beginning. We, we're not standing up saying we're a BI company. What we're saying is that, that the space is evolving and actually companies that are high throughput transactions analytic engines like HBX and like Visual Sciences, we think are actually better positioned than most of the other guys, whether you call them BI or whatever you want to call them, bring to the market because most of those are big batch daisy chains where data gets batched in one place than it gets batched in another. Then it gets batched in another. Finally, you're going to layer over it and do some more OLAP queries.

And half of their challenge is, how do they architect like that, how do they get the data through, how do they get all it consistent and normalized in a timely fashion when everything is going around batch. We don't have that problem. Neither one of us do because we're both real time architectures.

--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 20
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL

And then, the second thing is those solutions were all generally designed with sort of business P&L manager CFO types in mind. And our technologies were both developed with real time e-commerce professionals and marketers and other government types in mind. We think that the interface -- the user interface, the paradigm that we've created is much more flexible and much more powerful just by virtue of fact that the customers that we've had to make happy as compared to who those guys have had to make happy.

A number of those guys have announced Web analytics packages. Some of them, one of them has announced it three times. And we still never see it the marketplace, right?

So we believe that from -- that where we started positions us much better to skate where the pucks going to be and play in the enterprise analytics base going forward than the other folks.

--------------------------------------------------------------------------------
 SEAN JACKSON  - AVONDALE PARTNERS - ANALYST

 Okay. So up to this point though within that 80% win rate, Visual Sciences has not seen those guys. You do not compete with those guys. It is still the pure play Web guys or not?

--------------------------------------------------------------------------------
 JIM MACINTYRE  - VISUAL SCIENCES, LLC - CO-FOUNDER AND CHAIRMAN AND CEO


 Yes. As Jeff said well, the Web analytics has the characteristic of producing very high volumes of data that if tackled with traditional data management and OLAP type business intelligence products would be very expensive to deploy and often architecturally impossible.

There are many other areas of -- other areas that we tackle are much the same. So when you look at some high volumes of telephone call system data or high volumes of electronic mail, or high volumes of network data these have the same characteristics. The traditional business intelligence, OLAP type products can't process this data in real time. They function in batch and are extremely expensive.

So we've been through the discipline of dealing with very high volumes of data on a real time basis and Web analytics' able to build a infrastructure that allows that data to be managed much less expensively. And in fact, it allows to be processed and analyzed in real time at the same time.

That's allowed us to look for other areas of data like the other customer interaction channels and other sources of such high volume event-like data that are outside of the realm of focus for BI companies given their core architecture. And as Jeff said, history in handling relatively small sets of data.

--------------------------------------------------------------------------------
 SEAN JACKSON  - AVONDALE PARTNERS - ANALYST

 Okay, that was helpful. And also were there any other bidders for this company? I mean, was this just WebSideStory or did you talk to anybody else?

--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 I don't, we don't comment on activity like that. And I don't think Jim should either at this point.

--------------------------------------------------------------------------------
 SEAN JACKSON  - AVONDALE PARTNERS - ANALYST

 Okay. Thank you.


--------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Thank you.


--------------------------------------------------------------------------------
OPERATOR

--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 21
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL

 Thank you very much, sir. Ladies and gentlemen, your next question comes from line of John Torrey of Montgomery & Company. Please proceed.

------------------------------------------------------------------------------
 JOHN TORREY  - MONTGOMERY & COMPANY - ANALYST

 Good afternoon. Two questions for you. You mentioned, Jeff, I think that consulting was accounting for about 10 to 20% of Visual Sciences' revenue base. Is that correct?

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 No, no. I was saying, John, going forward that the pro forma business, the combined business would probably be 10 to 20%.

------------------------------------------------------------------------------
 JOHN TORREY  - MONTGOMERY & COMPANY - ANALYST

 Consulting?


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes.


------------------------------------------------------------------------------
 JOHN TORREY  - MONTGOMERY & COMPANY - ANALYST

 Okay. And in terms of the advertising, I know it's a very small amount. I think you described in the past that the advertising revenue would run around 5% of the total mix for the quarter. It seems like the expectation with the 150 description you described here for Q4 was a little bit higher. Should we be modeling better performance on that revenue line above a 5% mix going forward for the core WebSideStory business?

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 As far as the ad revenue?


------------------------------------------------------------------------------
 JOHN TORREY  - MONTGOMERY & COMPANY - ANALYST

 Yes, the ad mix.


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 I'd model it flat and that's sort of how we're modeling it.

------------------------------------------------------------------------------
 JOHN TORREY  - MONTGOMERY & COMPANY - ANALYST

 All right. And the 47% bookings, I know you've answered this couple of times. But just to be absolutely clear that's just HBX for Q4.

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 That's, that is analytics. That's right.


------------------------------------------------------------------------------
 JOHN TORREY  - MONTGOMERY & COMPANY - ANALYST

--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 22
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL

 Okay. And then on Visual Sciences I think I understand, what you're talking about from a data access perspective. But I guess what I'm curious about is among the 40 customers that Visual Sciences has accumulated was the analytic intelligence that the company was able to deliver to its customers used primarily for digital marketing channels or in broader marketing program context beyond just the online or Web channel?

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 So, Jim, why don't you take that?

------------------------------------------------------------------------------
 JIM MACINTYRE  - VISUAL SCIENCES, LLC - CO-FOUNDER AND CHAIRMAN AND CEO


 So Visual Sciences started its focus on Web analytics as the first area of application of our technology platform. And it makes up the vast bulk of the business we developed over the initial years of the company. And as we evolved the technology platform we began fielding additional applications, all on the same underlined technology platform.

Our team was able to generalize it so it could apply to other areas like IVR and call system -- other call management system data as well as electronic mail and other areas of data.

So the vast majority of our business is Web analytics. And we branched into visual call with the release of that application in 2004. And further into the mail analytics business in 2005. And then further, the technology platform can now be applied as Jeff described, to other general types of transaction and event like data. And different of our customers, once they've initially implemented it for Web analytics or call analytics have taken the technology platform and applied it in a relatively wide range of ways.

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 John, let me jump in for a second. I guess my lawyer has advised me that I can actually answer the M&A question. Because we're never allowed to comment on M&A activity. But I think it's important that you guys understand how we got together.

This company was bought not sold. I chased Jim around the country for five months because I saw what he had. And thought that A, maybe it was a long term strategic threat to WebSideStory but B, thought that the distribution platform that we had was a fantastic opportunity, if we could couple his technology, which is truly unique, with our distribution platform that we could both generate more wealth for our shareholders together rather than apart.

And Jim can comment, I mean, that basically they were looking at -- everybody in the industry was, of course, calling on them but there was not an active sale process. They were looking at either taking private equity or working with us. And, Jim, maybe you want to comment on just sort of why you decided to do one rather than the other.

------------------------------------------------------------------------------
 JIM MACINTYRE  - VISUAL SCIENCES, LLC - CO-FOUNDER AND CHAIRMAN AND CEO


 Sure, yes, I mean, as we were considering -- looking at the growth potential for that company in 2006 and beyond at the end of 2005 we saw, we had a nice year last year following a couple of prior nice years and we saw a tremendous amount of opportunity. And we realized that to expand into the European market and other areas that we would either need to, we need to grow through private equity relationships or through other means.

And as we, as -- at the same time we got in touch with Jeff and we never, as Jeff mentioned we hadn't decided what we were going to do. Jeff got in contact. We didn't have a banker or anybody trying to sell our company. Hadn't intended to, in fact. So we, it was -- this wasn't where we expected to be when we started 2005. Or quite honestly even when we ended it.

But as I got to know more about HBX, about the team at WebSideStory and they got to know more about us, we decided that this would allow us to take advantage of the technology that we built more rapidly. We'd gain a platform that was quite exciting to us, and at the end analysis. So we're very pleased with this. We think this will allow us to get our technology out in the hands of many more customers much faster than any other route we could see.

--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 23
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Okay, John, I didn't want to interrupt you but I thought that was important.

------------------------------------------------------------------------------
 JOHN TORREY  - MONTGOMERY & COMPANY - ANALYST

 No, understood. One other quick question. Jeff, you had mentioned the $4 million deferred revenue write-down. I wrote in my notes, 12 years. But I can't imagine that's right in terms of the period of what you expect the renewals to cycle.

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 No, no, no. The $4 million, and by the way, that's an estimate and it's subject to the completion of our purchase accounting analysis. But we think it's going to about $4 million. That will be a problem for a year.

------------------------------------------------------------------------------
 JOHN TORREY  - MONTGOMERY & COMPANY - ANALYST

 For one --


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 If you think of Jim's average kind of contract cycle, most of his deferred revenue will work off over the first year. And then it's not a problem anymore.

------------------------------------------------------------------------------
 JOHN TORREY  - MONTGOMERY & COMPANY - ANALYST

 Yes, now I understand.


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 In fact, it was a tax benefit that will be enjoyed for 15 years at about $1.3 million cash, excess cash per year. So you guys can NPV that however you want. But it's good.

------------------------------------------------------------------------------
 JOHN TORREY  - MONTGOMERY & COMPANY - ANALYST

 Great. Thanks very much.


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Sure.


------------------------------------------------------------------------------
OPERATOR

 Thank you very much, sir. Ladies and gentlemen, your next question comes from the line of Wendell Laidley of RS Investments. Please proceed.

------------------------------------------------------------------------------
 WENDELL LAIDLEY  - RS INVESTMENTS - ANALYST

 Thanks. Maybe I missed this on the call, Jeff. But could you give us a sense for what kind of run rate and expense base Visual Sciences is operating at now. And I'm curious to know what your assumptions are for that business when you look at the guidance.

--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 24
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Well, so what we said they did about $8 million in revenue in '05. And 25 to 30% pretax margins. And it was an LLC. So they didn't pay any taxes at the corporate level.

And going forward we think that these combined businesses, and it is just going to be like Atomz, I mean, by the time we get a quarter or two done, it's going to be hard to figure out which, where to put the revenue and where to put the expense. But these combined businesses will put up, the kind of 40% growth we've been putting up.

------------------------------------------------------------------------------
 WENDELL LAIDLEY  - RS INVESTMENTS - ANALYST

 So, I guess, what you're doing it on the heels of a quarter that for the first time was below the guidance. So what I'm trying to do is reconcile what is pretty modest sequential growth of the business with what, 17% growth in deferred revs, as was well as your comments about booking.

So was there some business that fell off in the quarter that you weren't able to makeup for from a booking standpoint? Just trying to, we're talking about roughly 600 grand in subscription revenue. So trying to put it in context.

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 I think the $400,000 or it's like 450 when you add it up, it was really the problem. And so it's the core business stood right in the, right in the same sort of renewal rate ranges we target. And the bookings were higher than we targeted it.

------------------------------------------------------------------------------
 WENDELL LAIDLEY  - RS INVESTMENTS - ANALYST

 And so all of the four factors are something that you hadn't experienced before. Is that why it's a compounding effect?

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 We hadn't experience in ad revenue shortage like this and ad revenue, as I said, we're just modeling it flat at this point. And because those are smaller websites. There are thousands of them that use our free search. And then at some point, and we're signing up, I don't know how many, 14 more everyday or 14 more every week, I don't track the number, it's some number like that. And at some point, if their online business is growing and doing well, then they will want to get -- some of them will actually want to not have other people advertising on their site, right. And so that's kind of its own little sort of ecosystem.

But so we're just -- and we were forecasting that to grow and if you go look at the Atomz documents, which were publicly filed, you'll see what we were, what Atomz and we sort of arm's length negotiated we thought it's going to be. Because it's tied to their earn-out.

------------------------------------------------------------------------------
 WENDELL LAIDLEY  - RS INVESTMENTS - ANALYST

 Right.


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 And that's all that their earn-out is focused on is that revenue. When we did the transaction with Atomz, we were worried about the volatility of this revenue stream because it was very new. And so we structured for it.

And if you run this rate out right now then it'll be somewhat self-correcting, not on earnings multiple basis, but on sort of a one for one dollar basis, it is sort of self correcting that if we, were half a million or million or whatever below the forecast over that period, then, you know, we will get some of that money back out of that earn-out escrow.

--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 25
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL

------------------------------------------------------------------------------
 WENDELL LAIDLEY  - RS INVESTMENTS - ANALYST

 Right. What's you assumption for Visual Sciences' contribution for the 3 quarters that you have given revenue guidance for then?


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 It's taking both the businesses and growing them at roughly the 40% rate we said we thought we could do.

------------------------------------------------------------------------------
 WENDELL LAIDLEY  - RS INVESTMENTS - ANALYST

 So, if they are doing $8 million in '05, presumably, they are exiting '05, doing at least $2 million a quarter.

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Prior to any deferred revenue adjustment, yes.

------------------------------------------------------------------------------
 WENDELL LAIDLEY  - RS INVESTMENTS - ANALYST

 Right, I guess, that's where you come out and --


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 And we got a 58 day over 90 day adjustment to make, right. So you got to figure all that into it too because we are only getting them as of February 2nd.

------------------------------------------------------------------------------
 WENDELL LAIDLEY  - RS INVESTMENTS - ANALYST

 Okay.


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 So, that may be why, if you are trying to do the math, that may be why Q1 looks lower that you thought because you only got 58 days.

------------------------------------------------------------------------------
 WENDELL LAIDLEY  - RS INVESTMENTS - ANALYST

 Right. Well, obviously the skeptic is going to say, you are buying a company on the heels of decelerating growth for the core WebSideStory business that has Atomz right now. So to the degree you can be more transparent about the contribution from Visual Sciences so that we can compare old guidance versus new guidance and understand what the implied performance of WebSideStory is. That be helpful.

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes, it's just real difficult to figure out, like I am going to probably try to plug Visual Sciences into a big renewal we have going on. And where do I credit that revenue.

So, we were trying to be more, I guess, simplistic in our modeling and I said earlier, we would have taken the revenue guidance down, standalone. We -- our business is very forward, it's got visibility and we would have, you can't take $400,000 off Q4 and then go make up $800,000 in Q1 plus whatever your formerly projected growth rates were.

--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 26
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL

------------------------------------------------------------------------------
 WENDELL LAIDLEY  - RS INVESTMENTS - ANALYST

 So is that the amount you would have taken it down by?

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 I probably would have taken out less than 400 because, like I said, the bookings does fill back in at the end of the quarter, right. So --

------------------------------------------------------------------------------
 WENDELL LAIDLEY  - RS INVESTMENTS - ANALYST

 My last question, will you be transparent and break out the Visual Sciences' contribution in the first two quarters of '06, just to give comfort as far as how the core WebSideStory business is doing.

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 We are going to do exactly what we did with Atomz, which is we gave you -- we file an 8-K and again, I don't think I can talk with financial accuracy around what's the earnings contribution next quarter.

------------------------------------------------------------------------------
 WENDELL LAIDLEY  - RS INVESTMENTS - ANALYST

 No, just the revenue contribution, that's what people care about.

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes, yes, absolutely.


------------------------------------------------------------------------------
 WENDELL LAIDLEY  - RS INVESTMENTS - ANALYST

 Okay. So we will be able to look at what the core WebSideStory business is for at least the next 2 quarters, as you did with Atomz.


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 You are going to be, what's you are going to be able to see is license revenue which we didn't have before, right. And you are going to see consulting revenue which we currently have very, very little of, like 50K this quarter or something. It is very small. So you are going to see their business pop in right away.

------------------------------------------------------------------------------
 WENDELL LAIDLEY  - RS INVESTMENTS - ANALYST

 Right.


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 And then, but the further we get out, it gets very difficult to try and figure out where to put the buckets.

------------------------------------------------------------------------------
 WENDELL LAIDLEY  - RS INVESTMENTS - ANALYST

 I understand. The more transparency you give will help put that 400K delta in context about whether it's the beginning of a trend or a one-quarter readjustment?

--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 27
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes, got it.


------------------------------------------------------------------------------
 WENDELL LAIDLEY  - RS INVESTMENTS - ANALYST

 Okay, thank you.


------------------------------------------------------------------------------
OPERATOR

 Thank you very much sir, ladies and gentlemen your next question comes from the line of Jeff Osher of JMP Asset Management, please proceed.

------------------------------------------------------------------------------
 JEFF OSHER  - JMP ASSET MANAGEMENT - ANALYST

 Hey guys. Wendell asked the question I was getting at. But just for a little more transparency and clarity along those lines. If Visual Sciences exited '05 with trailing revenues of $8 million, you'd presume if you just assume linear quarterly revenues that they, with 40% growth would be at about 11.2 in '06. And if you just look kind of, if you assume there is some linearity to that 11.2 and layer that in, I'm sure you can see Wendell's point, that it looks from your guidance relative to -- the old guidance from where kind of, consensus was for the first three quarters that you are taking the core business down significantly. So any transparency you can give moving forward, I think would be a big positive because the skeptics as Wendell pointed out are going to look at the extreme deceleration of the core business?

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes, I guess the only thing I would say about those skeptics, and again I haven't done the math because I have been focused on what the combo looks like going forward, but it would probably would have come down, $300,000 or something like that of the $400,000. And that would flow completely through the year. So that would have taken my internal model down by something like $1.2 million or $1.5 million, I don't know.

But, it's a -- you have to look at the bookings in customer ads is actually the forward looking sort of productive indicator, and that -- and then obviously attrition. And we are not, we are not saying there is an attrition problem, because we are saying we are running in the same basic renewal rate ranges we have been running in.

------------------------------------------------------------------------------
 JEFF OSHER  - JMP ASSET MANAGEMENT - ANALYST

 Did I hear you on that, Jeff, I just looking at the numbers, from everything we hear, there is -- your attrition is totally normal, which says a lot about how you are serving customers. But the consensus estimate, or kind of the midpoint of guidance before was $42.5 million, right? And I just am taking Q3 consensus, not that the analysts got it right, but just kind of taking the 15.3 in your midpoint, netting out the black hole revenue, is $48 million. So for the first three quarters, that assumes that had the organic business been what everyone was kind of expecting that assumes Visual Sciences only adds $5.6 million. And that --

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes, but I ...


------------------------------------------------------------------------------
 JEFF OSHER  - JMP ASSET MANAGEMENT - ANALYST

 Do you see the dislocation there?


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 28
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL


------------------------------------------------------------------------------
 Well, the consensus of -- what did you say? What was consensus?


------------------------------------------------------------------------------
 JEFF OSHER  - JMP ASSET MANAGEMENT - ANALYST

 It was 42.4 coming into your announcement tonight?


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 40, consensus for what?


------------------------------------------------------------------------------
 JEFF OSHER  - JMP ASSET MANAGEMENT - ANALYST

 Revenue. I'm taking $13.1, which was the mid-point of your guidance for Q1, $14 million again for Q2, again the mid-point. And I'm just throwing the $15.3 for Q3, which was analysts' consensus.


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Right.


------------------------------------------------------------------------------
 JEFF OSHER  - JMP ASSET MANAGEMENT - ANALYST

 And getting 42.4 for the first three quarters? You see what I'm saying, Jeff?

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 I'm sorry, I thought you were talking about for the year.

------------------------------------------------------------------------------
 JEFF OSHER  - JMP ASSET MANAGEMENT - ANALYST

 No, no, no, sorry about that. No, I'm just taking the first three because that's all you've guided for, right, for the combined entity?

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes.


------------------------------------------------------------------------------
 JEFF OSHER  - JMP ASSET MANAGEMENT - ANALYST

 So there is -- if I assume the core business was roughly the same or take $400,000 out, which would be the lower base, you see what I'm saying, even if I add the 400 back that you missed from this quarter and assume the basis is where you would have liked to have been, and we would have liked to have seen you- -

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Right.


Thomson StreetEvents www.streetevents.com                          Contact Us 29
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL

------------------------------------------------------------------------------
 JEFF OSHER  - JMP ASSET MANAGEMENT - ANALYST

 -- then that assumes that Visual Science is only going to add $6 million, if you take in the first three quarters?

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 In actually two and a half quarters.

------------------------------------------------------------------------------
 JEFF OSHER  - JMP ASSET MANAGEMENT - ANALYST

 Okay, two and a half, so we add back, an extra half, it's ...


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Two point whatever ...


------------------------------------------------------------------------------
 JEFF OSHER  - JMP ASSET MANAGEMENT - ANALYST

 7 or 8.


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes 2.58 whatever divided by 90 is.

------------------------------------------------------------------------------
 JEFF OSHER  - JMP ASSET MANAGEMENT - ANALYST

 Right.


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes, I don't think its quite as, quite as a haircut, as you guys -- so 2.64 quarters. So if they contribute 6 to that, I don't have the math, but I think that it probably gets pretty close to whatever the 11.6 number you were talking about is.

------------------------------------------------------------------------------
 JEFF OSHER  - JMP ASSET MANAGEMENT - ANALYST

 Okay. Okay we we'll run it. But again, any transparency you can give going forward, I think is going to help ease the concerns about the core business. Jeff, thanks a lot.


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes, thank you.


------------------------------------------------------------------------------
 JEFF OSHER  - JMP ASSET MANAGEMENT - ANALYST

 Okay.


------------------------------------------------------------------------------
 OPERATOR

 Thank you very much sir. Ladies and gentlemen your next question comes from the line of Richard Baldry of First Albany Capital. Please proceed.

--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 30
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL


------------------------------------------------------------------------------
 RICHARD BALDRY  - FIRST ALBANY CAPITAL - ANALYST

 Thanks. In terms of the structure of the deal, can you talk a little bit more about the unsecured senior note for $20 million you have? This is, I mean, your second acquisition in less than a year. Are there any covenants associated with that note that would preclude you from doing other acquisitions? First rights to any follow-on offerings, et cetera that might limit your financial flexibility? Thanks.

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes, there are no covenants and there is no penalty on prepayment of the note. So basically Jim and David have built this, their business, and wanted -- they actually wanted some down-side protection and they wanted as much equity upside as they could preserve and this structure sort of gives them two-thirds of downside protection, as represented by the cash and the note. And also provides them with two-thirds of equity upside as represented in the warrant, in the stock, in the restricted shares and the options. And so what they sort of got -- and I told them, if I ever sold my company I'd want to do the same thing, so this is a good trend, a good structure, is a one-sided collar on a third of the proceeds, which is very rare to see in an M&A transaction.

 So, but there are no -- that's how we sort of got to the structure, right. And then Jim and I were focused on the combined business, going forward. And neither one of us wanted to leave the combined business with -- low on cash. So I think we'll end up after this transaction with about $13 million in cash. And if you look at the cash generation of the business, there'll cash on hand to pay the $20 million note off plus interest at the end of 18 months, if we need to. So we don't have a gun to our head, we don't have to go raise capital, and we have the luxury of delivering for you guys for a couple of quarters. If we wanted to raise capital, if the skeptics win out against the optimists tomorrow.

 So we got a good situation, where we are going to run our business, and we've got the cash to pay off the note if we need to. There are no covenants preventing anything further. But we are not, I guess, don't view the fact that we did Atomz in May and Visual Sciences in January as meaning that we are going to be running around doing a bunch of M&A.

 I mean this is, these two businesses now, we have more than we can say grace over -- and we can get a much better investment of our time in spending time hiring the good sales guys and good consultants and some good engineers, to grow this business, and not trying to get spread too thin, too fast. You can always stay plugged into what's going on out there. But I think, that we are going to focus on execution, top priority.

------------------------------------------------------------------------------
 RICHARD BALDRY  - FIRST ALBANY CAPITAL - ANALYST

 Pretty basic question then, looking at the headcount of the WebSideStory proper exiting the quarter, and then maybe drilling underneath that to the sales quota side and whether the retention on the sales side is good, which seems to be reflective of the high bookings figure in the quarter. Thanks.

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 You are saying how is our sales force performing?

------------------------------------------------------------------------------
 RICHARD BALDRY  - FIRST ALBANY CAPITAL - ANALYST

 The, sort of the basic headcount for the whole company excluding the acquired headcount coming out of the fourth quarter. And then total number of quoted reps, how that's changed and retention within the figure?

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes, we had about 220 people at the end of the year. And I think 34 quota-carrying reps on new business and about 14 employees quoted on renewal business.

Thomson StreetEvents www.streetevents.com                          Contact Us 31
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL

------------------------------------------------------------------------------
 RICHARD BALDRY  - FIRST ALBANY CAPITAL - ANALYST

 So there's only one sales head added in the last quarter if I go back to my notes. What would you expect to see that exiting '06?

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Well, we also added sales managers. We added a couple of people in consulting. So I'm giving you quota-carrying reps. The other thing we are doing is we re-ramped our marketing budget starting in Q4 and our marketing program spend is going to be 60% higher this year than it was last year. So that's why I'm telling you guys we are doing what's right for the business, long term, because of the opportunity that's there. And so we are actually investing more in marketing.

 And you've got to look at the sales and marketing expense as a combined investment, not just at the sales head. Our sales head productivity has been growing for the last 3 years. Those guys are getting better, more and more tenure. People who have been with us here for a year, do better than the new folks and all that good stuff. But it is a combined investment not just the heads there.

------------------------------------------------------------------------------
 RICHARD BALDRY  - FIRST ALBANY CAPITAL - ANALYST

 Thanks.


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Sure.


------------------------------------------------------------------------------
OPERATOR

 Thank you very much sir. And ladies and gentlemen, our next question comes from the line of Kyle Evans with Stephens. Please proceed.

------------------------------------------------------------------------------
 KYLE EVANS  - STEPHENS INC. - ANALYST

 Hey Jeff, a couple of questions for you.

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Sure, Kyle.


------------------------------------------------------------------------------
 KYLE EVANS  - STEPHENS INC. - ANALYST

 Can you go over the competitive landscape? People have been pretty focused on Google. But could you talk more about Omniture, CoreMetrix, WebTrends et cetera?

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes, the answer would be pretty much exactly the one I have given for the last 4 quarters. Omniture's doing well, growing fast. I hear they are trying to go public. They have hired CFOs and General Counsels and things like that. So I'd expect to see them try to go out this year. And CoreMetrix is doing well, good brand, good customer retention in the e-commerce sector.

WebTrends is basically the same, from what we see, not much is changed. Still kind of the larger presence in the market with a big installed base. That's an asset to them, their big installed base is. And their WebTrends 7 release which was out a year ago or whatever, got them back into the game. They were sort of, out of the game for a while, but it hasn't been a dramatic ascendancy back to market leadership.

And then Visual Sciences. As the up-and-comer that basically everybody was enamored with and just kind of quietly walked in and took about 20 of the biggest accounts in the space and got everybody's attention with their technology.

--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 32
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL


------------------------------------------------------------------------------
 KYLE EVANS  - STEPHENS INC. - ANALYST

 Okay, one of the things that investors appear to like about your business model is the stability and the visibility. So can you help us understand how the bookings got back-end loaded? And along with that, any kind of average deal size -- average deal size trends within that -- those bookings that came in towards the end of the quarter?

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes, I mean, bookings, we had like as an example in Q1 of last year we had this very similar situation where we wildly outperformed on bookings. But back then, I think we had guided to $0.07 to $0.08, and we did $0.07. So you guys whacked us, whacked the stock from 14 to 12 or something like that or even 11. And because -- the reason we did $0.07 was because we had such great bookings. And they were late in the quarter. So the extra penny was extra commissions, because we had had a record bookings quarter in Q1.

And at the time I said look, it's a forward -- it's a forward indicator, this is -- back then I said literally this was the best sales quarter I'd ever had in the software business, as far as everything just coming together. But it came together at the end of the quarter. And we have a very similar situation in this quarter, although this time we beat by a penny on the earnings but some of that, half of that penny was from the excess software capitalization.

So to me, we basically I think we managed our expenses a little better this quarter than we did back in Q1. And you can't really control sort of, within a quarter when your deals are going to come in. You just push hard. We close every month here. We don't close every quarter, we close every month, and push our guys to monthly quotas. And it just happened that in Q4 a lot more of it came in in December.

------------------------------------------------------------------------------
 KYLE EVANS  - STEPHENS INC. - ANALYST

 Any, any change in average deal size in those December bookings?

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 No.


------------------------------------------------------------------------------
 KYLE EVANS  - STEPHENS INC. - ANALYST

 Okay.


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Well, actually, I didn't - I can't answer that, because I didn't look at average bookings by month. I just look at it for the quarter. And for the quarter it was about like I said 30 grand across all businesses for a one-year value of the new customer adds.

------------------------------------------------------------------------------
 KYLE EVANS  - STEPHENS INC. - ANALYST

 Okay. But still 40 for the HBX?


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 No, that's 40, there is a difference between a new customer booking which was $30,000. I think for the last 2 quarters, it's been $30,000. And the average annual relationship, the average annual relationship includes our existing customers. So -- you follow me?

--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 33
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL


------------------------------------------------------------------------------
 KYLE EVANS  - STEPHENS INC. - ANALYST

 Yes.


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Okay.


------------------------------------------------------------------------------
 KYLE EVANS  - STEPHENS INC. - ANALYST

 Lastly you gave us, kind of an HBX Analytics -- an HBX Analytics bookings number, what was the total bookings growth?

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 It was in that 30 to 40% range, in the targeted 30% to 40% range. And I apologize, I don't know exactly, I think it was in the mid-30s.

------------------------------------------------------------------------------
 KYLE EVANS  - STEPHENS INC. - ANALYST

 Okay. So if the Atomz business is still 20 to 25%, it slowed -- the bookings in that piece of the business were obviously slowed?


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes. The reason I pause is because Atomz measures bookings on a multi-year value and we measure it on a one-year value. So I think -- I want to say 34%. But I've got all you guys up on my screen. So Atomz is again growing in the 30 to 40% range that we're growing in. And they have some quarters where they do better than that. And some quarters where they are in that range. Our bookings growth in, I think Q1 of '05 was 50% and then our -- my FP&A team brought in, because I said earlier, I didn't have the numbers and then it was like 35% in Q2. So, it does kind of whack up and down.

------------------------------------------------------------------------------
 KYLE EVANS  - STEPHENS INC. - ANALYST

 Okay. And last quarter you talked about some large site search wins. Any more continuation of that trend in this quarter?


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes. Yes, we closed I think seven cross-sale deals. I think it was about $580,000 or something like that in one-year value or total contract value of cross-sale deals between selling site search or Web content management into HBX customers.

------------------------------------------------------------------------------
 KYLE EVANS  - STEPHENS INC. - ANALYST

 Okay. Thank you.


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Sure.


------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 34
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL

OPERATOR

 [Operator Instructions].

Our next question comes from the line of Conrad Von Dienhof of Baron Capital, please proceed.

------------------------------------------------------------------------------
 CONRAD VON DIENHOF  - BARON CAPITAL - ANALYST

 Hey Jeff, thanks for taking the question this late in the call.

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Sure.


------------------------------------------------------------------------------
 CONRAD VON DIENHOF  - BARON CAPITAL - ANALYST

 Back to the guidance, I just wanted to be clear on the deferred revenue piece that goes away in purchase accounting. So the piece that you are going to add back in for the sort of non-GAAP revenue, I assume that there isn't actually any cash associated with that and that it has already been paid?

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 No, there is cash associated with it, if it is still receivable so like us Visual Sciences books to deferred revenue when they invoice, not when they get paid. And so what happens is the cash flow of the business is not interrupted at all.

------------------------------------------------------------------------------
 CONRAD VON DIENHOF  - BARON CAPITAL - ANALYST

 I understand, I understand. Okay, then that seemed like the right way to think about it.

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes.


------------------------------------------------------------------------------
 CONRAD VON DIENHOF  - BARON CAPITAL - ANALYST

 Okay. And then the next question is, and I know there have a lot of questions about the guidance and obviously the whole idea is to try to figure out what the core business guidance would have been. We've talked a lot about the revenue and I think that as we all go back and sort of, put the numbers into our model we'll figure out and either be pleased and not pleased and then we can all follow up back up with you. But we haven't talked too much on the EPS side. And so in looking at the guidance, it looks like the new EPS guidance, pro forma guidance is $0.11 to $0.13. And is it my understanding that if you backed out the deferred revenue then that new guidance would be $0.06 to $0.08?

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 No, no, no, no. It would be 11 to 13 -- well, if you -- when you say back out the deferred revenue, you mean if you take it down, because I reconciled that down to GAAP -- right, down at the bottom of the guidance.

------------------------------------------------------------------------------
 CONRAD VON DIENHOF  - BARON CAPITAL - ANALYST

 Right, so it looks like there was a nickel of it was -- when you are getting back to GAAP. So I guess what I am asking is the deferred revenue as it flows to the P&L would add the nickel to guidance?

--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 35
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 No, when -- the way I am running the business is I think the consensus for Q1 was 14 and in that same math, if I get to include the pro forma revenue, which was the stuff that was written off but we still get the cash, then we are guiding to 11 to 13 as compared to that 14 that's consensus. Okay?

------------------------------------------------------------------------------
 CONRAD VON DIENHOF  - BARON CAPITAL - ANALYST

 Okay. Okay, so then I'm just trying to figure out what I guess -- and then -- so if the businesses, if the acquisition is going to be neutral then I guess the way to think about it is, if you didn't take the nickel of deferred revenue then the business -- the acquired business has expenses and so that -- we should think about that sort of as a breakeven. So the core business you would have guided to $0.11 to $0.13 had you not made an acquisition?

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 No, no, I am saying with the acquisition but -- or without it because it's neutral -- it's neutral to slightly accretive --

------------------------------------------------------------------------------
 CONRAD VON DIENHOF  - BARON CAPITAL - ANALYST

 Okay. So without --


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 With or without it, EPS would have been 11 to 13.

------------------------------------------------------------------------------
 CONRAD VON DIENHOF  - BARON CAPITAL - ANALYST

 Okay. And then when you originally gave the $0.13 to $0.14 guidance did you anticipate a 20% tax rate?


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes, we did. And again what, as I said at the beginning and in the middle and the end, is the reason we are bringing down guidance is because we are ramping the spend on sales and marketing. It is not because of the roughly $300,000 in revenue that we would have probably lowered per quarter, because you look at the margins we generated in Q4, right? So, there's really, sort of two questions there, is what's the revenue growth of the business and there's what is the earnings performance of the business.

And so what we probably would have done to give Wendell the transparency is we probably would have taken revenue down -- the guidance ranges down by about $300,000 a quarter or something like that, for the two quarters remaining. And then we probably -- and we still would have guided to 11 to 13 because we decided we are ramping sales and marketing. And that is the right thing to do. And if anything we made too much money in Q4.

------------------------------------------------------------------------------
 CONRAD VON DIENHOF  - BARON CAPITAL - ANALYST

 Okay. So that is what I mean my questions were. I am just trying to get to how much of the difference in the EPS is sales and marketing. And so the answer is it's all of the EPS difference is sales and marketing?

--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 36
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 And R&D. We have got 19 guys in Russia now. So it is those three areas. I mean what we are saying is the high end of the market is on fire, while the world thinks that it is getting -- going to get erased by Google -- we actually think it is on fire with opportunity and we are hiring sales people, growing our marketing spend by 60% and hiring more developers in Russia to ramp up the R&D throughput of the development engine, so.

------------------------------------------------------------------------------
 CONRAD VON DIENHOF  - BARON CAPITAL - ANALYST

 Okay, good.


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 And maybe all that messaging got mucked up in the acquisition. Jim, we probably should have closed your deal tomorrow so we could have done a standalone announcement and then announced your deal.

------------------------------------------------------------------------------
 CONRAD VON DIENHOF  - BARON CAPITAL - ANALYST

 Well, whatever it would have been -- we would have been just as confused, I suspect. But good. I mean it is nothing that a few good quarters doesn't clear up and that's the sort of the way these things work. Okay.

So then the next question is, as we think about combining the businesses -- one of the pluses of this business has been, there is a subscription revenue that is not just a deferred license revenue, but it is actually subscription revenue that is connected to a product that can be turned on and off. So in other words, perpetual licenses are a -- in my opinion from an investment standpoint, a less desirable way to run a software company - obviously, the most popular way to run them in the past. Looking forward, do you think that you will continue to run the acquired business partially as a perpetual license deferred over 12 months?

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 We are going to be running the business the way Jim has run it -- which is you basically go into these high end opportunities and you listen. The first thing you do is spend two hours listening to their needs. And that is how you close million dollar deals. In my former life at S1, we closed $10 million deals and we did it by going over to these big global banks and really spending time to understand what they wanted and then mapping our solution into what they needed and delivering them real value.

And so the first thing you do is listen. And then if they want it in-house, and they are going to pay $1 million and then that's the beauty, I said this opens up that market to us. And there is two bad things about the traditional perpetual license software model. The first is the unpredictability of the revenue. The second is that when you run your software in-house you've got to maintain all these back releases, on all these various platforms like Solaris IRIX, HP-UX yada-yada-yada.

And you can solve the first one with contracts, you can solve the second one with an efficient delivery system that once your solution is installed in-house, it auto updates, and is Norton Antivirus an on-demand software company or a licensed software company? Right. And Jim's architecture is sort of exactly that. But at the enterprise level if you want him to take the time, he can describe it to you. It's a pretty unique approach.

------------------------------------------------------------------------------
 CONRAD VON DIENHOF  - BARON CAPITAL - ANALYST

 Okay. Well I mean that is something that I would love to get into in the future, but we don't have to now. But essentially my understanding is that at the high-end, this is - you've basically got to give them what they want. And so the best way to approach that is just to create a hybrid where you can auto update, but if they want the license, they are going to get the license.

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes. And so he does on demand and managed service and in-house license, really all three.

--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 37
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL

------------------------------------------------------------------------------
 CONRAD VON DIENHOF  - BARON CAPITAL - ANALYST

 Okay. Okay, good. That's all I got for you. And I appreciate it, and I hope to follow up soon.


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Thank you, Conrad.


------------------------------------------------------------------------------
OPERATOR

 Thank you very much sir. Ladies and gentlemen, we do have a follow-up from Kyle Evans of Stephens, please proceed.

------------------------------------------------------------------------------
 KYLE EVANS  - STEPHENS INC. - ANALYST

 Hey, Jeff, it sounds like the average deal sizes were kind of in line with prior quarters. What about the length of the contracts? Has there been any lengthening of those average deals?

------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 17 months.


------------------------------------------------------------------------------
UNIDENTIFIED COMPANY REPRESENTATIVE

 About the same.


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes, kind of like clock work, it's been that way for a year. We have been trying to get it longer because it does help you on the renewal side of things. But it seems, when I got here it was 12.2 months or something like that. We got it to 17. And it seems to sort of have level off. It seems like half of our customers will do multi-year deals and the other half are pretty much want to do one year to start off.

------------------------------------------------------------------------------
 KYLE EVANS  - STEPHENS INC. - ANALYST

 Okay. Thanks.


------------------------------------------------------------------------------
 JEFF LUNSFORD  - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

 Yes sir. Thank you.


------------------------------------------------------------------------------
OPERATOR

 Thank you very much sir. We do have another follow-up from the line of David Hilal of Friedman, Billings, Ramsey. Please proceed.

------------------------------------------------------------------------------
 DAVID HILAL  - FRIEDMAN, BILLINGS, RAMSEY GROUP - ANALYST

 Jeff, when you guys report the March quarter, how many revenue lines are going to be in the P&L, and what are they?

--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 38
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL


------------------------------------------------------------------------------
JEFF LUNSFORD - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

It's going to be -- the only additional revenue line is going to be license.

------------------------------------------------------------------------------
DAVID HILAL - FRIEDMAN, BILLINGS, RAMSEY GROUP - ANALYST

Okay. So, maintenance, I assume, will fit into the subscription. Where is the consulting going to go?


------------------------------------------------------------------------------
JEFF LUNSFORD - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

We have consulting in our P&L, oh we don't, that gets bundled in? Yes. Okay, so, as acting CFO, I can't answer that question. And I will work that out with Claire Long. And she will start Friday and we will get back to you, because I want to give -- I am all for transparency. But I also don't know all the rules, you know, what I mean?

------------------------------------------------------------------------------
DAVID HILAL - FRIEDMAN, BILLINGS, RAMSEY GROUP - ANALYST

Right. Okay. Now the deferred write-down, that $4 million, is that mostly from the licensed bucket?


------------------------------------------------------------------------------
JEFF LUNSFORD - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

The deferred is mostly -- well, actually Jim do you know that your deferred revenues schedule, how it breaks down?

------------------------------------------------------------------------------
JIM MACINTYRE - VISUAL SCIENCES, LLC - CO-FOUNDER AND CHAIRMAN AND CEO


That's the biggest, the largest portion of it, Dave.

------------------------------------------------------------------------------
DAVID HILAL - FRIEDMAN, BILLINGS, RAMSEY GROUP - ANALYST

Okay. So, it sounds like we will continue to have obviously subscription and advertising lines. So there will be a license line. So we'll have at least three and what you are not sure is whether there's going to be a fourth and I guess that would be consulting, and if not a fourth consulting is going to go in one of those other three?

------------------------------------------------------------------------------
JEFF LUNSFORD - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

And you mentioned maintenance, so I don't know -- I know we'll have license that we'll add. And I don't know the GAAP 97.2, definition of what maintenance is and whether Jim's support is included in that. That's what I am saying. I just, I don't want to make a commitment that I am going to add a bunch of lines that I don't know if I even can add.

So, but the things that his business has are consulting, maintenance and license, we do have consulting today, but the bulk of our consulting gets bundled in, we will sell a $200,000 deal will include 10 days of consulting.

------------------------------------------------------------------------------
DAVID HILAL - FRIEDMAN, BILLINGS, RAMSEY GROUP - ANALYST

When you guys make that determination, having probably a mid-quarter call to give that guidance, it would be helpful. Because otherwise I think there's be lots of confusion in 90 days from now on that.

The other question I wanted to ask, Jim --


------------------------------------------------------------------------------
JEFF LUNSFORD - WEBSIDESTORY, INC. - CHAIRMAN AND CEO


--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 39
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL


So if we beat on revenue but miss on maintenance you are going to whack me then, too?

------------------------------------------------------------------------------
DAVID HILAL - FRIEDMAN, BILLINGS, RAMSEY GROUP - ANALYST

Well people will focus on that -- people will focus on the revenue mix. All right, so to Wendell's point we want to understand what's strong, and what's weak.

------------------------------------------------------------------------------
JEFF LUNSFORD - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

Yes

------------------------------------------------------------------------------
DAVID HILAL - FRIEDMAN, BILLINGS, RAMSEY GROUP - ANALYST

Because clearly we can't -- the problem is we can't figure that because we know something's strong, we know something's weak in the business too, and we can't necessarily pinpoint which is which.

------------------------------------------------------------------------------
JEFF LUNSFORD - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

Well, I thought that in giving you the four components of ad revenue, bookings, Euro and HitBox Pro that I was doing exactly what you want, which is giving you visibility. I mean most companies might not spend the time and tell you about their HitBox Pro business, which was $50,000 less than they thought.

------------------------------------------------------------------------------
DAVID HILAL - FRIEDMAN, BILLINGS, RAMSEY GROUP - ANALYST

Right.


------------------------------------------------------------------------------
JEFF LUNSFORD - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

So, I am trying to give you guys all the visibility that you are asking for but sometimes you ask for questions that we don't even have calculations for. And so, then the question is, all right do I need to figure out that on the fly, because the way I run the business is bookings, attrition and cash flow, man, and customer adds. And when you try to get more complex than that, then I've got to go hire three people in FP&A just to run all the different scenarios for us. And it's just not worth the investment.

------------------------------------------------------------------------------
DAVID HILAL - FRIEDMAN, BILLINGS, RAMSEY GROUP - ANALYST

All right. And then my next question. So with the perpetual licenses that Jim sells, he recognizes that over 12 months, which is the first maintenance contract period. To do that, there needs to be -- I think there needs to be some outstanding deliverables so accounting allows you to defer and recognize. And so Jim, what you are doing different in the way you license that software that allows you to recognize it over 12 months as opposed to being forced to recognize it upfront like most software companies do?

------------------------------------------------------------------------------
JIM MACINTYRE - VISUAL SCIENCES, LLC - CO-FOUNDER AND CHAIRMAN AND CEO


There we, David, we have a variety of ongoing support services beyond the scope of the maintenance agreement that we extend to the customers through that period of time. So, it's -- because there are large -- implementations of our systems where people are often integrating new types of data as the weeks and months go by, we have a team that's allocated that stays involved with that expansion process. It also allows us to stay very involved and look for the natural areas of expansion for the product line at the same time.

------------------------------------------------------------------------------
DAVID HILAL - FRIEDMAN, BILLINGS, RAMSEY GROUP - ANALYST


--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 40
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.

                                                                FINAL TRANSCRIPT
FEB. 01. 2006/1:30PM, WSSI - Q4 2005 WEBSIDESTORY, INC. EARNINGS CONFERENCE CALL


Okay. Thank you guys.


------------------------------------------------------------------------------
JEFF LUNSFORD - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

Thank you, David.


------------------------------------------------------------------------------
OPERATOR

Thank you very much sir. That concludes our Q&A session for today. I would like to turn the call back over to our speakers for any closing remarks they may have.

------------------------------------------------------------------------------
JEFF LUNSFORD - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

That's it, folks. We are going to work on giving you all the transparency you need. And we are going to schedule a day, I believe it's going to be next Tuesday in New York, where any of you that want to be there, or any of your investors will be able to come see this technology live. And I think that folks will understand more, I think they will be pretty bullish on what we're up to, when they see that. So we'll get back to you when we know more about that event. And at that time, we'll stop the call.

------------------------------------------------------------------------------
OPERATOR

Thank you very much sir. Thank you, ladies and gentlemen for your participation in today's conference call. This concludes presentation and you may disconnect. Have a good day.

------------------------------------------------------------------------------
JEFF LUNSFORD - WEBSIDESTORY, INC. - CHAIRMAN AND CEO

Thanks.




DISCLAIMER

Thomson Financial reserves the right to make changes to documents, content, or other information on this web site without obligation to notify any person of such changes.

In the conference calls upon which Event Transcripts are based, companies may make projections or other forward-looking statements regarding a variety of items. Such forward-looking statements are based upon current expectations and involve risks and uncertainties. Actual results may differ materially from those stated in any forward-looking statement based on a number of important factors and risks, which are more specifically identified in the companies' most recent SEC filings. Although the companies may indicate and believe that the assumptions underlying the forward-looking statements are reasonable, any of the assumptions could prove inaccurate or incorrect and, therefore, there can be no assurance that the results contemplated in the forward-looking statements will be realized.

THE INFORMATION CONTAINED IN EVENT TRANSCRIPTS IS A TEXTUAL REPRESENTATION OF THE APPLICABLE COMPANY'S CONFERENCE CALL AND WHILE EFFORTS ARE MADE TO PROVIDE AN ACCURATE TRANSCRIPTION, THERE MAY BE MATERIAL ERRORS, OMISSIONS, OR INACCURACIES IN THE REPORTING OF THE SUBSTANCE OF THE CONFERENCE CALLS. IN NO WAY DOES THOMSON FINANCIAL OR THE APPLICABLE COMPANY OR THE APPLICABLE COMPANY ASSUME ANY RESPONSIBILITY FOR ANY INVESTMENT OR OTHER DECISIONS MADE BASED UPON THE INFORMATION PROVIDED ON THIS WEB SITE OR IN ANY EVENT TRANSCRIPT. USERS ARE ADVISED TO REVIEW THE APPLICABLE COMPANY'S CONFERENCE CALL ITSELF AND THE APPLICABLE COMPANY'S SEC FILINGS BEFORE MAKING ANY INVESTMENT OR OTHER DECISIONS.

(C) 2005, Thomson StreetEvents All Rights Reserved.



--------------------------------------------------------------------------------
Thomson StreetEvents www.streetevents.com                          Contact Us 41
--------------------------------------------------------------------------------
(C)2006 Thomson Financial. Republished with permission. No part of this publication may be reproduced or transmitted in any form or by any means without the prior written consent of Thomson Financial.